Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Amy C. Becker and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ Tod E. Carpenter
Signature

Tod E. Carpenter
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POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ Andrew Cecere
Signature

Andrew Cecere
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 POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ Pilar Cruz
Signature

Pilar Cruz
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POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ Michael J. Hoffman
Signature

Michael J. Hoffman
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POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ Douglas A. Milroy
Signature

Douglas A. Milroy
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ Willard D. Oberton
Signature

Willard D. Oberton
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ James J. Owens
Signature

James J. Owens
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ Ajita G. Rajendra
Signature

Ajita G. Rajendra
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ Trudy A. Rautio
Signature

Trudy A. Rautio
Print Name

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Tod E. Carpenter, Amy C. Becker, and Peter J. Keller the undersigned’s attorneys-in-fact and agents, individually and separately, for the purpose of signing in the undersigned’s name and on the undersigned’s behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2019, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned’s behalf said report so signed for filing with the Securities and Exchange Commission.

Dated:  September 27, 2019

/s/ John P. Wiehoff
Signature

John P. Wiehoff
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